UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 23, 2015
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 23, 2015, Customers Bancorp, Inc. ("Customers Bancorp" or the "Company") entered into an At Market Issuance Sales Agreement (the "Sales Agreement") with FBR Capital Markets & Co. ("FBR"), MLV & Co. LLC ("MLV") and Maxim Group LLC ("Maxim").  Pursuant to the Sales Agreement, FBR, MLV and Maxim will act as the Company's sales agents with respect to an offering and sale, at any time and from time to time, of the Company's common stock, par value $1.00 per share (the "Shares"). The Company has authorized the sale, at its discretion, of Shares in an aggregate offering amount up to $30,000,000 under the Sales Agreement.  Sales of the Shares, if any, through the sales agents will be made directly on the New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker. In addition, with the Company's prior consent, the sales agents may also sell the Shares by any other method permitted by law, including, but not limited to, negotiated transactions. Sales may be made at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, and subject to such other terms as may be agreed upon at the time of sale.

The Shares will be sold and issued pursuant to the Company's Registration Statement on Form S-3 (File No. 333-188040), which was previously declared effective by the Securities and Exchange Commission, and the related prospectus and one or more prospectus supplements.

The Company or the sales agents, under certain circumstances and upon notice to the other, may suspend the offering of the Shares under the Sales Agreement.  The offering of the Shares pursuant to the Sales Agreement will terminate upon the sale of Shares in an aggregate offering amount equal to $30,000,000, or sooner if either the Company or the sales agents terminate the Sales Agreement.

The Company will pay the sales agents a commission equal to 2.5% of the gross proceeds from any sale of the Shares sold pursuant to the Sales Agreement and will reimburse the sales agents for certain expenses incurred in connection with their services under the Sales Agreement up to a maximum aggregate of $40,000.

The Company made certain customary representations, warranties and covenants in the Sales Agreement concerning the Company and its subsidiaries and the registration statement, prospectus, prospectus supplement and other documents and filings relating to the offering of the Shares.  In addition, the Company has agreed to indemnify the sales agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits filed herewith, shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 8.01	Other Events

The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the legal opinion of Stradley Ronon Stevens & Young, LLP with respect to the validity of the Shares.

On December 23, 2015, Higher One, Inc. ("Higher One") publicly disclosed that it has entered into consent orders with the Board of Governors of the Federal Reserve and the FDIC obligating Higher One to pay an aggregate of approximately $55.5 million in civil money penalties and restitution. As previously disclosed, Customers Bank provides deposit accounts and services to college students through relationships Higher One has with colleges and universities in the United States using Higher One's technological services.  Further, as previously noted, the Federal Reserve has informed Customers Bank that certain of the transactions for which Higher One was assessed civil money penalties and restitution occurred during the period Customers was a Higher One partner bank.  As a result the Federal Reserve may take regulatory action against Customers Bank that could include, among other things, entry into a consent order to cease and desist, civil money penalties and an obligation to provide back-up restitution to students who opened deposit accounts at Customer Bank during the relevant time period, in the event Higher One is unable to pay such restitution amounts.  Customers Bank believes its circumstances are different than those of Higher One, with Customers Bank having identified certain of the asserted violations, and caused such identified circumstances to be remediated, within a few months of beginning its relationship with Higher One.  However, the Federal Reserve may conclude that Customers Bank violated certain laws and regulations and Customers Bank may be subject to a consent order and be fined by the Federal Reserve and the Commonwealth of Pennsylvania.  Customers currently does not believe that any penalties or customer restitution for which we may ultimately be responsible would have a material adverse effect on our business or financial condition.

Also, as previously disclosed, Customers Bancorp and Customers Bank have entered into an agreement to acquire the disbursements business of Higher One.  The circumstances underlying the agreements reached between Higher One and federal banking regulators announced today are consistent with Customers Bank's understanding of the issues and their ultimate resolution at the time the agreement was announced.  In addition, pursuant to its agreement with Higher One Customers Bank will not assume any regulatory compliance related liabilities identified prior to closing the transaction, including those liabilities disclosed today. Further, the announcement today will have no effect on the agreement between Customers Bancorp, Customers Bank and Higher One, or on our plans for the disbursements business.

"Safe Harbor" Statement

In addition to historical information, this document may contain "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the proposed acquisition by Customers Bancorp of certain assets of Higher One and Customer Bancorp's plan to combine its BankMobile business with the acquired business also could cause Customers Bancorp's actual results to differ from those in the forward-looking statements, including: the possibility that the anticipated benefits from the acquisition will not be realized, or will not be realized within the expected time period; the possibility that the acquisition does not close, including, but not limited to, due to the failure to receive the approval of Higher One's stockholders or to satisfy other closing conditions; the risk that the acquired business operations will not be combined successfully with BankMobile and integrated successfully with the operations of Customers Bancorp; the possibility that the additional core demand deposits are not onboarded; and the potential disruption from the acquisition making it more difficult to maintain important business and operational relationships.  Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31,  2014 and subsequently filed quarterly reports on Form 10-Q.  Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

10.1	At Market Issuance Sales Agreement dated as of December 23, 2015, by and among the Company, FBR Capital Markets & Co., MLV & Co. LLC and Maxim Group LLC.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date: December 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

10.1	At Market Issuance Sales Agreement dated as of December 23, 2015, by and among the Company, FBR Capital Markets & Co., MLV & Co. LLC and Maxim Group LLC.
23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).